N O V E M B E R 8 , 2 0 0 7 Charlie Scharf Chief Executive Officer, Retail Financial Services 2007 BancAnalysts Association of Boston Conference Exhibit 99.1

2 Agenda RFS financial results Home equity credit Home lending opportunity Branch banking update

2007 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

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3
Retail Financial Services results
YTD YTD
3Q06 3Q07
$O/(U)
Revenue¹ $11,097 $12,664 $1,567
Credit Costs 299 1,559 (1,260)
Expense¹ 6,636 7,360 (724)
Net Income $2,495 $2,283 ($212)
      Regional Banking $2,265 $1,930 ($335)
      Mortgage ($51) $107 $158
      Auto Finance $281 $246 ($35)
ROE 24% 19%
Overhead (ex. CDI) 57% 55%
Financial results ($mm)
2007 includes impact of BNY
Revenue growth of 14% driven by:
Regional Banking up 7%
Mortgage Production up 68%
Credit costs increased due to
home equity and subprime
mortgage
Expense growth reflects:
Increased production and sales
Investment in retail
distribution

YTD
3Q06
YTD
3Q07 $O/(U)
Net Charge-offs $362 $805 ($443)
Increase in Allowance (63) 754 (817)
Total $299 $1,559 ($1,260)
Comments
Credit Costs ($mm)

As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs commenced being recorded as expense in 1Q07

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4 HOME EQUITY CREDIT

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Consumer real estate exposure
Balances
1
Prime warehouse loans include prime mortgage loans originated with the intent to sell, which, for new originations on or after January 1, 2007, were accounted for at fair value under FAS 159. These loans, classified as Trading Assets on the Consolidated Balance Sheet totaled $14.4 billion, $15.2 billion, and $11.6 billion at September 30, 2007, June 30,
2007 and March 31, 2007
2
Includes ($329) in 2Q07 and ($306) in 3Q07
3
Held-for-investment prime mortgage loans were transferred from RFS to the Corporate segment for risk management and reporting purposes
Balances EOP ($B)
Markdowns/Net
Reserve Build
($mm)
1Q07 2Q07 3Q07 3Q07YTD
Mortgage Banking Warehouse
1
$20.3 $20.0 $14.7 ($186)
RFS – Portfolio
Prime Mortgage $2.4 $2.3 $2.5
Subprime Mortgage 9.0 8.7 12.1 ($121)
Home Equity $87.7 $91.0 $93.0 ($635)
2
RFS Portfolio $99.1 $102.0 $107.6
Prime Mortgage -
Corporate³
26.5 27.3 32.8
Total Consumer Real Estate Exposure $125.6 $129.3 $140.4

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Credit performance
Key credit statistics
3Q06 4Q06 1Q07 2Q07 3Q07
Home Equity
Average Outstandings ($B) $78.8  $84.2  $86.3  $89.2  $91.8
Net Charge-offs ($mm) $29  $51  $68  $98  $150
Net Charge-off Rate 0.15% 0.24% 0.32% 0.44% 0.65%
Total
Allowance for Loan Losses ($mm) $1,306  $1,392  $1,453  $1,772  $2,105
Nonperforming Loans ($mm)¹ $1,404  $1,677  $1,655  $1,760  $1,991
Allowance to Annualized NCOs 2.6x 1.6x 2.0x 1.7x 1.5x
Allowance to NPLs²
95% 89% 94% 115% 107%
¹ NPLs included loans hold-for-sale and loans accounted for at fair value under SFAS 159
2
Loans held-for-sale and Loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the Net charge-off rate

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0.18%
0.17%
0.07%
0.02%
0.15%
0.16%
0.06%
0.05%
0.08%
0.32%
0.43%
0.08%
0.20%
0.51%
0.65%
0.83%
0.20%
0.70%
1.59%
JPM WFC BAC WM CFC
1Q06 3Q06 1Q07 3Q07
Home Equity net charge-off trends
Peer trend comparison
Source: Company reports; home equity as defined by each company

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0.60%
0.31%
0.21%
0.18%
0.50%
0.30%
0.26%
0.30%
0.40%
0.52%
0.34%
0.40%
0.53%
0.90%
0.62%
0.32%
0.76%
0.86%
1.00%
JPM WFC BAC WM CFC
1Q06 3Q06 1Q07 3Q07
Home Equity nonperforming loan trends
Peer trend comparison
Source: Company reports; home equity and NPL as defined by each company

Housing price decline
Historically relied on FICO and underlying property value
Risk layering
High CLTV, especially purchase loans
Stated income vs. full documentation
Direct vs. indirect channels
Owner-occupied vs. investor
Home Equity - credit issues

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Prime Home Equity – credit issues
Losses by CLTV
CLTV % 2004 2005 2006 1Q07 2Q07 3Q07
<
80 0.05% 0.04% 0.05% 0.08% 0.10% 0.13%
80 – 90 0.12% 0.12% 0.18% 0.32% 0.33% 0.60%
90 – 95 0.20% 0.17% 0.29% 0.40% 0.60% 1.23%
> 95  0.92% 0.71% 0.79% 1.14% 1.54% 2.08%
Total 0.16% 0.13% 0.17% 0.27% 0.35% 0.53%
Note:  CLTV at origination
Losses up across all CLTVs but not necessarily above expected levels

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Prime Home Equity – credit issues
Loss rates for key markets
¹ House price change is based on OFHEO HPI between September 2006 and September 2007
Declining housing prices are a key determinant of loss rates
9/06 -9/07
House Price
Chang e
1
2005 2006
YTD
3Q07
Texas 5.1% 0.09% 0.09% 0.14%
Illinois 2.4% 0.09% 0.13% 0.16%
Indiana 2.3% 0.47% 0.51% 0.53%
New Jersey -0.2% 0.02% 0.05% 0.16%
New York -0.2% 0.01% 0.04% 0.11%
Ohio -0.9% 0.43% 0.58% 0.69%
Florida -2.6% 0.00% 0.04% 0.68%
Michigan -3.2% 0.32% 0.59% 1.13%
Arizona -3.6% 0.04% 0.00% 0.21%
California -3.7% 0.01% 0.06% 0.62%

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2003 2004 2005 2006
YTD
3Q07
Origination ($B) $8.5 $14.6 $15.9 $13.7 $9.7
Weighted Avg FICO 733 735 739 742 746
Weighted Avg CLTV 78% 78% 80% 81% 82%
% CLTV >90 11% 16% 20% 27% 31%
% CA and FL 51% 50% 45% 44% 44%
Prime Home Equity – origination profile
Banking Center Channel¹
2003 2004 2005 2006
YTD
3Q07
Origination ($B) $14.3 $16.4 $17.5 $15.2 $12.8
Weighted Avg FICO 736 733 737 745 748
Weighted Avg CLTV 67% 68% 68% 68% 68%
% CLTV >90 10% 10% 8% 6% 4%
% CA and FL 0.4% 0.6% 0.8% 0.7% 0.7%
Broker Channel¹
¹ CLTV and FICO at origination

Cumulative losses

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-0.01%
0.09%
0.19%
0.29%
0.39%
0.49%
0.59%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
Prime Home Equity - Banking Center Channel
2002
2004
2003
1Q06
1H05
2H05
2Q06
3Q06
4Q06 1Q07
2Q07
Cumulative loss rates by months on books as of 9/30/2007
# of months on books

Cumulative losses

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0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
Prime Home Equity - Broker Channel
2002
2004
2003
1Q06
1H05
2H05
2Q06
Cumulative loss rates by months on books as of 9/30/2006
# of months on books
2H05

Cumulative losses

2007 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

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0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
Prime Home Equity - Broker Channel
2002
2004
2003
1Q06
1H05
2H05
2Q06
3Q06
Cumulative loss rates by months on books as of 12/31/2006
# of months on books

Cumulative losses

2007 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

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0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
1 2 3 4 5 6 7 8 9 10 11 12 15 18 21 24 27 30 33 36
Prime Home Equity - Broker Channel
Cumulative loss rates by months on books as of 9/30/2007
2003
2002
2H05
2004
1H05
1Q06
2Q06
# of months on books
3Q06
1Q07
2Q07
4Q06

2007 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

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Home Equity credit underwriting
Changed maximum CLTV to 90% in broker channel
—
Less than 90% CLTV in certain states
Eliminated stated income across wholesale channel
Eliminated stated income with debt-to-income over 50% across all channels
Investor/second homes CLTV capped at 80%
Significantly strengthened underwriting process relating to appraisal, income/cash flow assessment and owner occupancy
Stopped originating subprime home equity
Changes and impacts
Estimate underwriting changes would have eliminated:
—
Approximately 30% of 2006 originations
—
Approximately 85% of 2006 vintage losses in 2007

18 HOME LENDING OPPORTUNITY

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3Q06 3Q07
$
Amt Rank
%
Share $ Amt Rank
%
Share
YoY
Change
CFC 116.6 1 15.4% 94.6 1 16.6% (19)%
WFC 77.3 2 10.2% 68.1 2 12.0% (12)%
JPM 42.7 5 5.7% 51.1 3 9.0% 20%
BAC 42.4 6 5.6% 48.0 4 8.4% 13%
C 48.8 3 6.5% 45.2 5 7.9% (7)%
All others in
top 10
136.0 18.0% 103.6 18.2% (24)%
Total Top 10 463.8 61.4% 410.6 72% (11)%
Total Market 755.0 570.0 (25)%
Home lending opportunity
Market share - production
JPM increased market share to 9.0% and has become the #3 originator
JPM volume and market share up in a contracting market due to expanded distribution
Salesforce 3Q06 3Q07 O/(U)
Retail 3,145 3,947 802
Wholesale 622 851 229
Direct to Consumer 495 479 (16)
Home Equity 287 291 4
Total Salesforce 4,549 5,568 1,019
Expanded distribution capability
Source: Inside Mortgage Finance

20 BRANCH BANKING UPDATE

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3Q06 4Q06 1Q07 2Q07 3Q07
Consumer & Business Banking $498 $490 $506 $585 $591
Loan Portfolio/Other 246 129 184 44 20
Total $744 $619 $690 $629 $611
Branch Banking profitability and growth drivers
3Q07 Key statistics
1
Average deposits of $205B, up 10%
3,096 branches, up by 419; 8,943 ATMs, up by 1,118
Average mortgage loans owned of $10B vs $48B
2,3
Average home equity loans owned of $92B, up 16%
Net Income ($mm)
1
Growth rates are YoY
² Does not include held-for-sale loans
³ Reflects primarily subprime mortgage loans owned. $19.4B of prime mortgage loans were transferred to Corporate on 1/1/07

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22 Branch Banking Managing margin through the cycle Continue to grow branch presence Growth in salesforce Growth in production and sales Bank of New York update Priorities

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Avg Balances ($B)
Net Interest Income ($mm)

JPMorganChase

Fed Funds 5.25% 5.25% 5.25% 5.25% 4.75%
$2,299
$2,296
$2,325
$2,229
$2,107
0
50
100
150
200
250
300
350
400
3Q06 4Q06 1Q07 2Q07 3Q07
0
500
1,000
1,500
2,000
2,500
Checking Savings
Time Loan Balances
Regional Banking: managing margin through the cycle
Balance sheet mix and margin
Balance sheet mix and margin ($mm)
2 2
2
1
3Q06 does not include BNY
2
Held-for-investment prime mortgage loans were transferred from RFS to the Corporate segment for risk management and reporting purposes
3Q06 Margin ($B) $2,107
Deposits
Account Growth (#) 173
Avg. Account Balance (48)
Migration/Spreads 11
  Subtotal - Deposits $135
Lending 82
  Total Variance $218
3Q07 Margin  $2,325
1

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2.75%
2.73%
2.73% 2.73%
2.73%
2.50%
2.60%
2.70%
2.80%
2.90%
3.00%
3Q06 4Q06 1Q07 2Q07 3Q07
Managing deposit margin
Manage customer dollars in total to optimize economics as dollars shift between investment alternatives
Actively introduce new products to meet changing customer needs
CD-only households and balances are consistent with prior year levels
Narrower product spreads are creating ongoing pressure
Pricing by region
Competitive in markets where appropriate
Retail Banking deposit
margin

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New build investment
Targeting 130-140 new branches in 2007; 125–150 branches annually
Focused on expansion in major footprint markets
New branches
2003 2004 2005 2006
YTD
3Q07 Total
Metro NY
—
13 51 22 9 95
Chicago 20 54 25 15 10 124
Arizona 7 10 19 11 8 55
Texas 17 30 26 22 15 110
Michigan 2 3 10 35 5 55
Colorado 5 2 6 12 4 29
Other 8 12 9 8 5 42
Total 59 124 146 125 56 510

CAGR 19%
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007

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Adding sales specialists and
bankers
Loan officers
Investment sales reps
Business banking relationship
managers
Optimizing support staff in the
branches
Reduction in same-store
tellers from 4.9 to 4.3 tellers
per branch since 12/31/04
The personal banker to teller
ratio expected to reach 1:1
by end of 2008
Salesforce growth
Quarterly trend
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
Personal Bankers Sales Specialists
Highlights

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CAGR 48%

CAGR 26%

CAGR 25%

JPMorganChase

486
889
1,068
3Q05 YTD 3Q06 YTD 3Q07 YTD
$8
$6
$5
3Q05 YTD 3Q06 YTD 3Q07 YTD
Growth in cross-sell
Mortgage sales ($B)
Credit cards (# units in 000s)
Highlights
Investment sales ($B)
Deepening customer relationships
Same store production (3Q07 vs
3Q06):
Credit card sales up 61%
Mortgage originations up 18%
Investment sales up 21%
$14
$11
$9
3Q05 YTD 3Q06 YTD 3Q07 YTD
Note: 3Q05 YTD and 3Q06 YTD exclude BNY

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Developing and deepening customer relationships
Total core retail households
1
New retail customers after 90 days
1
Branch based households (i.e., no credit card only or out of footprint lending)
Total Households
Checking Households
With Credit Card
With Online Banking
With Online Billpay
Multi Product (Core)
Single Product (Core)
Checking Only
Checking Households
With Credit Card
With Online Banking
With Online Billpay
8,829,843
81%
48%
42%
14%
10,223,126
83%
53%
57%
27%
Sep 2007 Jan 2006
45%
55%
45%
89%
16%
31%
9%
49%
51%
44%
92%
21%
56%
14%
June 2007
Vintage
Jan 2006
Vintage

CAGR 24%

CAGR 7%

CAGR 155%

2007 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

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29 Sales through inbound call center 2003 2006 2003 2006 2003 2006 Credit cards Sales per 1,000 calls Online banking Note: 2003 data includes ONE only

Bank of New York branch update
339 branches purchased
—
All branches have been rebranded
—
100% of interior renovation work complete
18 consolidations completed through 10/5/07
27 branch consolidations remaining for 2007 and 2008
Showing progress

CHASE

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31 BNY – before and after Before After

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CHASE
CHASE
CHASE

JPMorganChase

32 BNY – before and after Before After

2007 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

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Bank of New York – integration timeline
1Q07
Extend branch
hours
Training
System conversions
Sales campaigns
Facility and
equipment upgrade
2Q07
Job family mapping
Salesforce growth
Sales management
process
Rebranding
Credit card/debit
card reissue
Chase incentive
program
implemented
Branch
consolidations
begin
3Q07
Branch P&L roll-out
50% of Personal
Bankers trained and
licensed
4Q07
Salesforce fully
trained
Branch
consolidations on
track as planned;
50% complete

2007 BANCANALYSTS ASSOCIATION OF BOSTON CONFERENCE

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Growth in BNY cross-sell
Credit Cards¹ (# units) New Checking Accounts¹
Investment Sales¹ ($mm) Mortgage and Home Equity¹ ($mm)
2005 BNY 4Q06 1Q07 2Q07 3Q07 Target 2008
2005 BNY 4Q06 1Q07 2Q07 3Q07 Target 2008 2005 BNY 4Q06 1Q07 2Q07 3Q07 Target 2008
2005 BNY 4Q06 1Q07 2Q07 3Q07 Target 2008
2
Sales per branch; per month
1.0x
2.0x
3.0x higher
40.0x higher
1.0x
2.2x higher
1.0x
30.6x
1.1x
1.0x
2.3x higher
2.0x
1.0x
1
Based on average of comparable deposit size Chase branches in NY, NJ, CT
2
Target exit rate at end of 2008
2 2
2

Summary
Cautious about housing market and effect on Home Equity
portfolio losses
Actively building businesses
Chase branch build-out and Bank of New York branches
—
Enhanced distribution capabilities leading to
increased production and sales
Home Lending opportunity
—
Gaining share in mortgage market
—
Well-positioned for further share consolidation

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.
Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the firm’s Quarterly Report on Form 10-Q for the quarter ended June 30,
2007 and in the Annual Report on Form 10-K for the year ended December
31, 2006 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site
(http://www.sec.gov).
Forward-looking statements